                                                                   EXHIBIT 99.11

Oct-2001                           1998-A                                Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,846,311,830.52
Beginning of the Month Finance Charge Receivables:              $159,595,970.84
Beginning of the Month Discounted Receivables:                            $0.00
Beginning of the Month Total Receivables:                     $3,005,907,801.36

Removed Principal Receivables:                                            $0.00
Removed Finance Charge Receivables:                                       $0.00
Removed Total Receivables:                                                $0.00

Additional Principal Receivables:                                         $0.00
Additional Finance Charge Receivables:                                    $0.00
Additional Total Receivables:                                             $0.00

Discounted Receivables Generated this Period:                             $0.00

End of the Month Principal Receivables:                       $2,777,933,706.23
End of the Month Finance Charge Receivables:                    $150,634,794.59
End of the Month Discounted Receivables:                                  $0.00
End of the Month Total Receivables:                           $2,928,568,500.82

Special Funding Account Balance                                           $0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,931,000,000.00
End of the Month Transferor Amount                              $846,933,706.23
End of the Month Transferor Percentage                                   30.49%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

    30-59 Days Delinquent                                        $72,815,795.56
    60-89 Days Delinquent                                        $47,530,786.27
    90+ Days Delinquent                                          $85,701,109.08

    Total 30+ Days Delinquent                                   $206,047,690.91
    Delinquent Percentage                                                 7.04%

Defaulted Accounts During the Month                              $21,585,338.91
Annualized Default Percentage                                             9.10%

Oct-2001                           1998-A                                Page 2


Principal Collections                                           $360,466,089.82
Principal Payment Rate                                                   12.66%

Total Payment Rate                                                       13.59%

INVESTED AMOUNTS
----------------

    Class A Initial Invested Amount                             $370,500,000.00
    Class B Initial Invested Amount                              $57,000,000.00
    Class C Initial Invested Amount                              $47,500,000.00
                                                                ---------------
INITIAL INVESTED AMOUNT                                         $475,000,000.00

    Class A Invested Amount                                     $468,000,000.00
    Class B Invested Amount                                      $72,000,000.00
    Class C Invested Amount                                      $60,000,000.00
                                                                ---------------
INVESTED AMOUNT                                                 $600,000,000.00

    Class A Adjusted Invested Amount                            $468,000,000.00
    Class B Adjusted Invested Amount                             $72,000,000.00
    Class C Adjusted Invested Amount                             $60,000,000.00
                                                                ---------------
ADJUSTED INVESTED AMOUNT                                        $600,000,000.00

PREFUNDED AMOUNT                                                          $0.00

FLOATING ALLOCATION PERCENTAGE                                           21.08%
PRINCIPAL ALLOCATION PERCENTAGE                                          21.08%

    Class A Principal Allocation Percentage                              78.00%
    Class B Principal Allocation Percentage                              12.00%
    Class C Principal Allocation Percentage                              10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                 $75,985,930.90

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                    $10,144,678.97

MONTHLY SERVICING FEE                                               $750,000.00

INVESTOR DEFAULT AMOUNT                                           $4,550,170.22

Oct-2001                           1998-A                                Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                   78.00%

    Class A Finance Charge Collections                            $8,497,849.63
    Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $8,497,849.63

    Class A Monthly Interest                                      $1,078,025.00
    Class A Servicing Fee                                           $585,000.00
    Class A Investor Default Amount                               $3,549,132.77

TOTAL CLASS A EXCESS SPREAD                                       $3,285,691.86

CLASS A REQUIRED AMOUNT                                                   $0.00

CLASS B AVAILABLE FUNDS
------------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                   12.00%

    Class B Finance Charge Collections                            $1,307,361.47
    Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $1,307,361.47

    Class B Monthly Interest                                        $181,350.00
    Class B Servicing Fee                                            $90,000.00

TOTAL CLASS B EXCESS SPREAD                                       $1,036,011.47
CLASS B INVESTOR DEFAULT AMOUNT                                     $546,020.43
CLASS B REQUIRED AMOUNT                                             $546,020.43

CLASS C FLOATING ALLOCATION PERCENTAGE                                   10.00%

CLASS C MONTHLY SERVICING FEE                                        $75,000.00

Oct-2001                           1998-A                                Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $5,336,171.20

    Excess Spread Applied to Class A Required Amount                      $0.00

    Excess Spread Applied to Class A Investor Charge Offs                 $0.00

    Excess Spread Applied to Class B Required Amount                $546,020.43

    Excess Spread Applied to Reductions of Class B
    Invested Amount                                                       $0.00

    Excess Spread Applied to Class C Required Amount                $637,142.02

    Excess Spread Applied to Reductions of Class C
    Invested Amount                                                       $0.00

    Excess Spread Applied to Monthly Cash Collateral Fee            $125,000.00

    Excess Spread Applied to Cash Collateral Account                      $0.00

    Excess Spread Applied to Spread Account                               $0.00

    Excess Spread Applied to Reserve Account                              $0.00

    Excess Spread Applied to other amounts owed to
    Cash Collateral Depositor                                             $0.00

    Excess Spread Applied to other amounts owed to
    Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $4,028,008.75

Oct-2001                           1998-A                                Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $13,127,273.54

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                             $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                          $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                             $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                             4.79%
    Base Rate (Prior Month)                                               5.75%
    Base Rate (Two Months Ago)                                            5.91%
                                                                          ----
THREE MONTH AVERAGE BASE RATE                                             5.48%

     Portfolio Yield (Current Month)                                     12.69%
     Portfolio Yield (Prior Month)                                       10.45%
     Portfolio Yield (Two Months Ago)                                    12.94%
                                                                         -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.03%

Oct-2001                           1998-A                                Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                      $75,985,930.90

INVESTOR DEFAULT AMOUNT                                           $4,550,170.22

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                        $0.00
    Allocable to Class B Certficates                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                 $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                 $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $80,536,101.12

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                              $0.00
CLASS B INVESTOR CHARGE OFFS                                              $0.00
CLASS C INVESTOR CHARGE OFFS                                              $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                    $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                    $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                              $18,000,000.00
    Available Cash Collateral Amount                             $18,000,000.00
TOTAL DRAW AMOUNT                                                         $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $0.00

                                 First USA Bank, National Association
                                 as Servicer

                                 By:    /s/ Tracie Klein
                                        ------------------------------
                                        Tracie H. Klein
                                        First Vice President